UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21343

Salomon Brothers Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc.
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-725-6666

Date of fiscal year end: October 31
Date of reporting period: January 31, 2005

SALOMON BROTHERS EMERGING

MARKETS DEBT FUND INC.

FORM N-Q
JANUARY 31, 2005

ITEM 1. SCHEDULE OF INVESTMENTS

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (unaudited)	January 31, 2005

FACE
AMOUNT	SECURITY	VALUE

SOVEREIGN BONDS - 98.3%
Argentina - 2.3%
	Republic of Argentina:
$19,010,000	Discount Bond, Series L-GL, 3.500% due 3/31/23 (a)(b)(c)	$10,645,600
10,000,000	Par Bond, Series L-GP, 6.000% due 3/31/23 (a)(c)	5,600,000

		16,245,600

Brazil - 21.9%
	Federative Republic of Brazil:
38,815,000	12.250% due 3/6/30 (d)	50,313,944
82,194,941	C Bond, 8.000% due 4/15/14 (d)	84,172,757
7,000,000	Collective Action Securities, 10.500% due 7/14/14	8,172,500
	DCB, Series L:
4,610,331	Bearer, 3.125% due 4/15/12 (b)	4,411,510
6,948,543	Registered, 3.125% due 4/15/12 (b)	6,644,544

		153,715,255

Bulgaria - 0.6%
3,175,000	Republic of Bulgaria, 8.250% due 1/15/15 (e)	4,032,250

Chile - 1.6%
10,700,000	Republic of Chile, 5.500% due 1/15/13	11,305,091

Colombia - 5.4%
	Republic of Colombia:
2,550,000	10.750% due 1/15/13	2,989,875
4,725,000	11.750% due 2/25/20	6,018,469
9,765,000	8.125% due 5/21/24	9,447,637
17,200,000	10.375% due 1/28/33 (d)	19,565,000

		38,020,981

Costa Rica - 1.4%
	Republic of Costa Rica:
5,825,000	6.548% due 3/20/14 (e)	5,533,750
3,600,000	9.995% due 8/1/20 (e)	4,117,500

		9,651,250

Ecuador - 2.8%
	Republic of Ecuador:
18,880,000	12.000% due 11/15/12 (e)	19,635,200
75,000	8.000% due 8/15/30 (b)(e)	69,844

		19,705,044

El Salvador - 1.0%
6,275,000	Republic of El Salvador, 7.750% due 1/24/23 (e)	6,902,500

Malaysia - 1.6%
	Federation of Malaysia:
100,000	8.750% due 6/1/09	117,951
9,475,000	7.500% due 7/15/11 (d)	11,032,860

		11,150,811

Mexico - 17.8%
28,825,000	PEMEX Project Funding Master Trust, 9.500% due 9/15/27 (e)	37,040,125
	United Mexican States:
31,350,000	6.625% due 3/3/15 (d)	34,022,587
1,450,000	11.375% due 9/15/16	2,167,750
2,500,000	8.125% due 12/30/19	3,016,875
	Medium-Term Notes:
35,375,000	8.300% due 8/15/31 (d)	42,962,938
5,000,000	Series A, 7.500% due 4/8/33	5,605,000

		124,815,275

See Notes to Schedule of Investments.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (unaudited) (continued)	January 31, 2005

FACE
AMOUNT	SECURITY	VALUE

Panama - 3.0%
	Republic of Panama:
$2,700,000	7.250% due 3/15/15	$2,781,000
3,025,000	10.750% due 5/15/20	3,940,062
195,000	9.375% due 1/16/23	229,125
3,000,000	8.875% due 9/30/27	3,345,000
10,000,000	8.125% due 4/28/34 (d)	10,725,000

		21,020,187

Peru - 4.7%
	Republic of Peru:
6,200,000	9.875% due 2/6/15	7,447,750
11,675,000	8.750% due 11/21/33 (d)	12,509,762
9,800,000	FLIRB, 4.500% due 3/7/17 (b)(d)	9,150,750
3,960,000	PDI, 5.000% due 3/7/17 (b)	3,781,800

		32,890,062

The Philippines - 3.9%
	Republic of the Philippines:
2,275,000	8.250% due 1/15/14	2,266,412
22,475,000	10.625% due 3/16/25 (d)	24,833,751

		27,100,163

Russia - 16.3%
5,250,000	Aries Vermogensverwaltungs GmbH, Russian Federation
	Credit-Linked Notes, Series C, 9.600% due 10/25/14 (e)	6,516,562
	Russian Federation:
3,390,000	11.000% due 7/24/18 (d)(e)	4,813,800
98,000,000	5.000% due 3/31/30 (b)(d)(e)	103,017,600

		114,347,962

South Africa - 1.7%

11,100,000	Republic of South Africa, 6.500% due 6/2/14	12,223,875

Turkey - 5.0%
	Republic of Turkey:
23,240,000	11.500% due 1/23/12	29,747,200
1,725,000	11.000% due 1/14/13	2,190,750
365,000	11.875% due 1/15/30 (d)	521,950
1,950,000	Collective Action Securities, 9.500% due 1/15/14	2,315,625

		34,775,525

Ukraine - 1.6%
	Republic of Ukraine:
4,130,118	11.000% due 3/15/07 (e)	4,429,552
6,275,000	7.650% due 6/11/13 (e)	6,902,500

		11,332,052

Uruguay - 0.8%
6,343,743	Republic of Uruguay, Benchmark Bond, 7.875% due 1/15/33 (f)	5,677,650

Venezuela - 4.9%
	Bolivarian Republic of Venezuela:
8,125,000	5.375% due 8/7/10	7,493,281
2,600,000	8.500% due 10/8/14	2,653,950
	Collective Action Securities:
3,850,000	10.750% due 9/19/13	4,456,375
19,050,000	9.375% due 1/13/34 (d)	19,735,800

		34,339,406

	TOTAL SOVEREIGN BONDS
	(Cost - $654,032,108)	689,250,939

See Notes to Schedule of Investments.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (unaudited) (continued)	January 31, 2005

FACE
AMOUNT	SECURITY	VALUE

LOAN PARTICIPATION (b)(g) - 0.3%
Morocco - 0.3%
$1,962,222	Kingdom of Morocco, Tranche A, 2.781% due 1/2/09
	(JPMorgan Chase & Co.) (Cost - 1,944,527)	$1,932,789

REPURCHASE AGREEMENTS (d) - 1.4%
5,012,000	Deutsche Bank Securities Inc. dated 1/31/05, 2.500% due 2/1/05;
	Proceeds at maturity - $5,012,348; (Fully collateralized
	by various U.S. government agency obligations, 0.000% to
	7.625% due 2/3/05 to 7/15/32; Market value - $5,112,249)	5,012,000
5,000,000	UBS Securities LLC dated 1/31/05, 2.500% due 2/1/05; Proceeds at
	maturity - $5,000,347; (Fully collateralized by various U.S.
	government agency obligations, 0.000% to 8.050% due
	2/4/05 to 8/6/38; Market value - $5,100,016)	5,000,000

	TOTAL REPURCHASE AGREEMENTS
	(Cost - $10,012,000)	10,012,000

	TOTAL INVESTMENTS - 100.0%
	(Cost - $665,988,635*)	$701,195,728

(a)	Security is currently in default.

(b)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(c)	Non-income producing security.

(d)	All or portion of this security is segregated as collateral for futures contracts, reverse repurchase agreements and/or swap agreements.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(f)	Payment-in-kind security for which all or part of the income earned may be paid as additional principle.

(g)	Participation interests were acquired through the financial institutions indicated parenthetically.

*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

C Bond - Capitalization Bond
DCB - Debt Conversion Bond
FLIRB - Front Loaded Interest Reduction Bond
PDI - Past Due Interest

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Debt Fund Inc. (“Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end, investment management company under the Investment Company Act of 1940, as amended.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP’’).

(a) Investment Valuation. In valuing the Fund’s assets, all securities, futures and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and the counterparty subsequently monitors the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities purchased with the proceeds from the reverse repurchase agreement may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

Notes to Schedule of Investments (unaudited)(continued)

(d) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated wit h entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(e) Loan Participations. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“lenders”). The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

(f) Credit Default Swaps. The Fund enters into credit default swap contracts (“swaps”) for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund would be required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and charged to realized gains/(loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and charged to realized gains/(loss).

Notes to Schedule of Investments (unaudited)(continued)

Swaps are marked to market daily by the Fund based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

(g) Credit, Exchange Rate, and Market Risk. The yields of emerging market debt obligations reflect, among other things, perceived credit and market risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Investment Transactions. Investment transactions are recorded on a trade date basis.

2. Investments

At January 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$35,906,867
Gross unrealized depreciation	(699,774)

Net unrealized appreciation	$35,207,093

Notes to Schedule of Investments (unaudited)(continued)

At January 31, 2005, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE

$50,375,000	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 2/19/04 bearing 1.400% to be repurchased at $51,090,045 on 2/18/05,
	collateralized by: $55,000,000 Russian Federation, 5.000% due 3/31/30;
	Market value (including accrued interest) - $58,757,913	$50,375,000

20,127,079	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 7/8/04 bearing 1.100% to be repurchased at $20,351,552 on 7/8/05,
	collateralized by: $18,000,000 Federative Republic of Brazil, C Bond,
	8.000% due 4/15/14; Market value (including accrued interest) - $18,863,501	20,127,079

26,097,125	Reverse Repurchase Agreement with UBS Financial Services Inc.,
	dated 10/13/04 bearing 1.750% to be repurchased at $26,560,168 on 10/13/05,
	collateralized by: $25,000,000 United Mexican States, Medium-Term Notes,
	8.300% due 8/15/31; Market value (including accrued interest) - $31,321,177	26,097,125

34,350,000	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 12/16/04 bearing 1.95% to be repurchased at $35,029,128 on 12/16/05,
	collateralized by: $30,000,000 Federative Republic of Brazil, C Bond,
	8.000% due 4/15/14; Market value (including accrued interest) - $31,439,169	34,350,000

25,670,000	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 12/31/04 bearing 2.450% to be repurchased at $26,307,650 on 12/31/05,
	collateralized by: $20,000,000 PEMEX Project Funding Master Trust,
	9.500% due 9/15/27; Market value (including accrued interest) - $26,429,558	25,670,000

29,136,047	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 1/31/05 bearing 1.000% to be repurchased at $29,431,454 on 2/1/06,
	collateralized by: $25,000,000 Federative Republic of Brazil, C Bond,
	8.000% due 4/15/14; Market value (including accrued interest) - $26,199,307	29,136,047

50,812,861	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 2/2/05 bearing 2.450% to be repurchased at $52,075,067 on 2/2/06,
	collateralized by: $38,000,000 Federative Republic of Brazil,
	12.250% due 3/6/30; Market value (including accrued interest) - $51,160,649	50,812,861

	Total Reverse Repurchase Agreements (Cost - $236,568,112)	$236,568,112

Transactions in reverse repurchase agreements for the Fund during the period ended January 31, 2005 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$205,381,513	1.71%	$356,917,704

Notes to Schedule of Investments (unaudited)(continued)

Interest rates on reverse repurchase agreements ranged from 1.00% to 2.45% during the period ended January 31, 2005.

At January 31, 2005, the Fund had the following open futures contracts:

	# of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain

Contracts to sell:
U.S. Treasury 10 Year
Notes	2,500	3/05	$280,888,803	$280,664,062	$224,741

At January 31, 2005, the Fund had the following credit default swap agreements outstanding:

Swap Counterparty:	CS First Boston International
Effective Date:	1/13/05
Notional Amount:	$10,000,000 Fixed Rate 4.430%
Termination Date:	1/20/15
Unrealized Depreciation as of 1/31/05:	$(76,066)
`

At January 31, 2005, the Fund held loan participations with a total cost of $1,944,527 and a total market value of $1,932,789.

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salomon Brothers Emerging Markets Debt Fund Inc.

By	/s/ R. Jay Gerken

R. Jay Gerken Chief Executive Officer

Date	March 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken

R. Jay Gerken Chief Executive Officer

Date	March 30, 2005

By	/s/ Frances M. Guggino

Frances M. Guggino Chief Financial Officer

Date	March 30, 2005